Exhibit 31.4

CERTIFICATION PURSUANT TO

RULE 13a-14(a)/15d-14(a),

AS ADOPTED PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas M. McGeehan, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of Global Indemnity plc; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: September 5, 2012	Signature:	/s/ Thomas M. McGeehan
Thomas M. McGeehan Chief Financial Officer